UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
December 8, 2009 (December 7, 2009)
ADVOCAT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices)     (Zip Code)
(615) 771-7575
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 7, 2009, Advocat Inc. held an investor presentation at its corporate offices. A copy of the Company’s investor presentation is posted and available for viewing at the Company’s investor relations website at http://www.irinfo.com/avc. Information on the Company’s website is not incorporated by reference in this Form 8-K. On December 8, 2009, the Company issued a press release with respect to the posting of the presentation on its web site. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit

99.1	Press release dated December 8, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: December 8, 2009

EXHIBIT INDEX

Number	Exhibit

99.1	Press release dated December 8, 2009